UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2022 (August 5, 2022)

RITHM CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35777	45-3449660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 850-7770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act          ☐

Item 8.01. Other Events.

Option Plan Prospectus Supplement

On August 5, 2022, Rithm Capital Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Option Plan Prospectus Supplement”) to the prospectus dated August 5, 2022 included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-266599) (the “Registration Statement”).  The Option Plan Prospectus Supplement was filed for the purpose of registering the issuance of securities pursuant to the New Residential Investment Corp. Nonqualified Stock Option and Incentive Award Plan (the “Plan”) or in connection with resales from time to time by certain individuals who are eligible to receive such securities.

Specifically, the Option Plan Prospectus Supplement registers 21,471,991 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) as to which awards have previously been granted under the Plan. The Company will receive the exercise or purchase price of certain stock-based awards under the Plan if and when such awards are exercised or purchased for cash.  The Company will not receive any proceeds if the stock-based awards are exercised on a cashless basis.

In addition, the Option Plan Prospectus Supplement registers 7,000 shares of Common Stock that may be offered for resale from time to time by individuals to whom the shares may be issued upon the exercise of options related to our Common Stock granted under the Plan. The Company will not receive any proceeds from the sale of its Common Stock by such individuals.

In connection with the filing of the Option Plan Prospectus Supplement, the Company is filing an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Warrant Resale Prospectus Supplement

On August 5, 2022, the Company filed with the SEC a prospectus supplement (the “Warrant Resale Prospectus Supplement”) to the prospectus dated August 5, 2022 included in the Company’s Registration Statement.  The Warrant Resale Prospectus Supplement was filed for the purpose of registering the resale of the Company’s Common Stock from time by the selling stockholders (the “Warrant Selling Stockholders”) identified in the Warrant Resale Prospectus Supplement.

Specifically, the Warrant Resale Prospectus Supplement registers 47,597,270 shares of Common Stock that may be offered for resale from time to time by the Warrant Selling Stockholders to whom the shares may be issued upon the exercise of warrants related to the Company’s Common Stock. The Company will not receive any proceeds from the sale of its Common Stock by such individuals.

In connection with the filing of the Warrant Resale Prospectus Supplement, the Company is filing an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.2 to this Current Report on Form 8-K.

ATM Prospectus Supplement

On August 5, 2022, the Company entered into a Distribution Agreement, dated August 5, 2022 (the “Distribution Agreement”), among Company and BofA Securities, Inc., Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Nomura Securities International, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC. to sell shares of Common Stock (the “ATM Shares”) having an aggregate offering price of up to $500 million, from time to time, through an “at-the-market” equity offering program (the “ATM Program”).

The ATM Shares will be offered and sold pursuant to the Company’s Registration Statement on file with the SEC.  The Company filed a prospectus supplement, dated August 5, 2022, with the SEC in connection with the offer, issuance and sale of the ATM Shares (the “ATM Prospectus Supplement”).

The foregoing description of the Distribution Agreement is a summary and is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company is also filing this Current Report on Form 8-K to provide a legal opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities covered by the ATM Prospectus Supplement, which opinion is attached hereto as Exhibit 5.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	Distribution Agreement, dated August 5, 2022, by and among the Company and the sales agents party thereto.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Option Plan Prospectus Supplement.
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Warrant Resale Prospectus Supplement.
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the ATM Prospectus Supplement.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.3).
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2022

RITHM CAPITAL CORP.

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer, Chief Accounting Officer and Treasurer